Exhibit 10.5

                            FOURTH AMENDMENT TO LEASE

      THIS FOURTH AMENDMENT TO LEASE (this "Amendment") is made and entered into as of the 11th day of July, 2005 by and between BROOKHAVEN (NASHUA), LLC, a Delaware limited liability company ("Landlord") through its Agent CORNERSTONE REAL ESTATE ADVISERS LLC, having an address at 180 Glastonbury Boulevard, Suite 401, Glastonbury, Connecticut 06033, and CRITICAL CARE SYSTEMS, INC., a Delaware corporation with an address at 61 Spit Brook Road, Nashua, New Hampshire (the "Tenant").

                                    RECITALS

      WHEREAS, Tenant and Landlord's predecessor-in-interest entered into a certain Lease effective August 4, 1996 (the "1996 Lease") of 4,574 rentable square feet of office space located on the fifth (5th) floor of the office building located at 61 Spit Brook Road, Nashua, New Hampshire (the "Building"); and

      WHEREAS, the 1996 Lease was amended by an Amendment to Lease dated June 4, 2001 (the "First Amendment"), whereby Landlord leased to Tenant an additional 3,008 square feet of office space located on the fifth (5th) floor of the Building and commonly known as Suite 502 and was further amended by a Second Amendment to Lease dated June 25, 2001 (the "Second Amendment"), whereby Landlord leased to Tenant an additional 785 square feet of office space located on the fifth (5th) floor of the Building and commonly known as Suite 500 and was further amended by a Third Amendment to Lease dated November 7, 2003 (the "Third Amendment"), whereby Landlord leased to Tenant an additional 4,466 square feet of office space located on the fifth (5th) floor of the Building and commonly known as Suites 503-504. The 1996 Lease, the First Amendment, the Second Amendment and the Third Amendment are hereinafter collectively referred to as the "Original Lease" and the Original Lease, as amended by this Amendment, is hereinafter referred to as the "Lease";

      WHEREAS, pursuant to the Original Lease, the Tenant occupies a total of 12,833 square feet of office space consisting of the entire fifth (5th) floor of the Building (the "Original Premises").

      WHEREAS, Landlord and Tenant have agreed: (i) that Tenant shall lease an additional 13,408 square feet of office space on the third (3rd) floor of the Building (the "Additional Premises") as shown on Exhibit A attached hereto; (ii) to extend the term of the Original Lease with respect to the Original Premises; and (iii) amend certain provisions of the Original Lease, all as set forth herein.

                                    AGREEMENT

      NOW THEREFORE, for the consideration provided for below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

      1. Defined Terms. Unless otherwise defined herein, all terms with initial capital letters shall have the same meaning ascribed to such terms in the Lease.

      2. Continuing Effect of Lease. Except as expressly modified hereby, all other terms and conditions of the Lease shall continue in full force and effect.

      3. Section 1 of the Lease, Landlord's Name and Type of Entity, is hereby restated as follows: Brookhaven (Nashua), LLC, a Delaware limited liability company.

      4. Section 1 of the Lease, Landlord's Address for Notices, is hereby restated as follows: c/o Cornerstone Real Estate Advisers LLC, 180 Glastonbury Boulevard, Suite 401, Glastonbury, Connecticut 06033, with a copy to Cushman & Wakefield, 125 Summer Street, Boston, Massachusetts 02110, Attention: Julia Arsenault.

      5. Section 1 of the Lease, Landlord's Payment Address, is hereby restated as follows: Cushman & Wakefield, 125 Summer Street, Boston, Massachusetts 02110,
Attention: Julia Arsenault.

      6. Section 2(b) of the Lease is hereby amended to provide that the Premises demised by the Lease shall include both the Original Premises and the Additional Premises (collectively, the "Premises"), and are hereby agreed to contain 26,241 square feet in the aggregate, as shown on Exhibit B attached hereto.

      7. Exhibit B of the Lease is hereby deleted and replaced with Exhibit B attached hereto.

      8. Section 2(d) of the Lease is hereby amended to provide that Tenant's Rentable Square Feet are hereby agreed to contain 26,241 rentable square feet of floor area.

      9. Section 2(f) of the Lease is hereby amended to provide that Tenant's Proportionate Share shall be 44.7%.

      10. Section 2(h) of the Lease is hereby amended to provide that the Commencement Date for Suite numbers 301 and 304 of the Additional Premises shall be three (3) business days after the full execution of this Amendment as shown in the signature block below, and the Commencement Date for Suite numbers 302 and 303 of the Additional Premises shall be October 1, 2005, as the same may be extended pursuant to Section 9 of the Lease, as amended herein. The "Additional Premises Rent Commencement Date" shall be January 1, 2006, unless the Commencement Date for Suite numbers 302 and 303 shall be extended as provided herein in which case the Additional Premises Rent Commencement Date shall be delayed by the number of days equal to the difference between October 1, 2005, and the actual date of delivery of Suites 302 and 303 to Tenant.

      11. Section 2(i) of the Lease is hereby amended to provide that the Term for the Premises shall expire on February 29, 2012, as the same may be extended pursuant to Section 9 of the Lease, as amended herein.

      12. Section 2(j) of the Lease is hereby amended as follows:

            Base Rent for Original Premises:

--------------------------------------------------------------------------------
      Dates               Base Rent           Annual Base           Monthly Base
                             psf                 Rent                   Rent
--------------------------------------------------------------------------------
  6/1/05 - the
day prior to the
   Additional
  Premises Rent
  Commencement
      Date                  $18.00            $230,994.00            $19,249.50
--------------------------------------------------------------------------------

            Base Rent for the Premises:

--------------------------------------------------------------------------------
      Dates               Base Rent           Annual Base           Monthly Base
                             psf                 Rent                   Rent
--------------------------------------------------------------------------------
  Additional
 Premises Rent
 Commencement
 Date - Lease
    Month 20                $18.00            $472,338.00            $39,361.50
--------------------------------------------------------------------------------
Lease Month 21
- Lease Month
      32                    $19.00            $498,579.00            $41,548.25
--------------------------------------------------------------------------------
Lease Month 33
- Lease Month
      56                    $20.00            $524,820.00            $43,735.00
--------------------------------------------------------------------------------
Lease Month 57
- Lease Month
      74                    $21.00            $551,061.00            $45,921.75
--------------------------------------------------------------------------------

      Notwithstanding the foregoing, in the event Tenant occupies any portion of the Additional Premises for the conduct of business prior to January 1, 2006, Tenant shall pay Base Rent equal to $7.80 per rentable square foot per annum of Additional Premises (the "Interim Rent"), pro-rated on a daily basis, until January 1, 2006. Landlord and Tenant shall mutually agree upon the number of square feet that is subject to the Interim Rent.

      13. Section 2(n) of the Lease is hereby amended to provide that, commencing on June 1, 2005, the Base Year for the Premises shall be the calendar year 2006.

      14. Section 2(p) of the Lease is hereby amended to provide that the Property Management Company/Address is: Cushman & Wakefield, 125 Summer Street, Boston, Massachusetts 02110, Attention: Julia Arsenault.

      15. Section 2(q) of the Lease is hereby amended to provide that Landlord's Broker is Cushman & Wakefield, 125 Summer Street, Boston, Massachusetts 02110.

      16. Section 2(r) of the Lease is hereby amended to provide that Tenant's Broker is Bayshore Partners, 469 South Glassell Street, Orange, California 92866.

      17. Section 2(s) of the Lease is hereby amended to add the following:

      "Lease Month" shall mean each consecutive calendar month period thereof during the Term, with the first Lease Month commencing on the Additional Premises Rent Commencement Date; however, if the Additional Premises Rent Commencement Date falls on a day other than the first day of a calendar month, the first Lease Month shall commence on the first day of the month following the Additional Premises Rent Commencement Date and Tenant shall pay Landlord Rent on a per diem basis on the Additional Premises Rent
      Commencement Date for the period between the Additional Premises Rent Commencement Date and the first Lease Month."

      18. Section 2(t) of the Lease is hereby deleted in its entirety and replaced with the following:

      Tenant's Electricity Share: 100%, which is the percentage obtained by dividing (i) the total square feet of the Premises by (ii) the total rentable square feet of floor area on the third (3rd) and fifth (5th) floors of the Building.

      19. Section 2(u) of the Lease is hereby deleted in its entirety and replaced with the following:

      Extension Period: Two (2) additional periods of five (5) years each.

      20. The following is hereby added as Section 2(w) to the Lease:

      Parking: Tenant, at no cost to Tenant, shall have the non-exclusive right to use up to 3.5 parking spaces for every 1,000 rentable square feet of Premises in the parking facilities, at no cost to Tenant. All parking is available on a first come-first serve basis provided, however, that in the event Landlord offers reserve parking to any tenant in the Building, Tenant shall also be entitled to a proportional number of reserved parking spaces based upon rentable square feet of premises.

      21. Section 6(d) of the Lease is hereby deleted in its entirety and is replaced with the following:

      Electricity Charge. Tenant, promptly upon being billed therefor, shall pay to Landlord, as Additional Rent, Tenant's Electricity Share of the total electricity charge for the third (3rd) and fifth (5th) floors of the Building in accordance with the terms of such bill. All electricity supplied to the third (3rd) and fifth (5th) floors is separately metered.

      22. Section 7 of the Lease is hereby deleted and replaced with the following:

            7.    SECURITY DEPOSIT.

      To secure the full and faithful performance by Tenant of all of the covenants, conditions and agreements set forth in this Lease to be performed by it, including, without limitation, the foregoing such covenants, conditions and agreements in this Lease which become applicable upon its termination by re-entry or otherwise, Tenant has deposited with Landlord the sum of Two Hundred Twenty-Five Thousand Dollars ($225,000.00), subject to adjustment as provided herein (the "Security Deposit") on the understanding:

            (a) that the Security Deposit or any portion thereof may be applied to the curing of any default that may exist, including but not limited to a breach for failure to pay Rent, without prejudice to any other remedy or remedies which Landlord may have on account thereof, and upon such application Tenant shall pay Landlord on demand the amount so applied which shall be added to the Security Deposit so the same will be restored to its original amount;

            (b) that should the Premises be conveyed by Landlord, the Security Deposit or any balance thereof shall be turned over to the Landlord's grantee, and if the Security Deposit is turned over to such grantee, Tenant hereby releases Landlord from any and all liability with respect to the Security Deposit and its application or return, and Tenant agrees to look solely to such grantee for such application or return;

            (c) that Landlord may commingle the Security Deposit with other funds, shall not be required to keep the Security Deposit in trust, and shall not be obligated to pay Tenant any interest;

            (d) that the Security Deposit shall not be considered an advance payment of Rent or a measure of damages for any default by Tenant, nor shall it be a bar or defense to any actions by Landlord against Tenant;

            (e) that if Tenant shall faithfully perform all of the covenants and agreements contained in this Lease on the part of the Tenant to be performed, and provided there exists no default by Tenant hereunder, the Security Deposit or any then remaining balance thereof, shall be returned to Tenant, without interest, within thirty (30) days after the expiration of the Term, provided that subsequent to the expiration of this Lease, Landlord may retain from the Security Deposit (i) an amount reasonably estimated by Landlord to cover potential Operating Expense reconciliation payments due with respect to the calendar year in which this Lease terminates or expires (such amount so retained shall not, in any event, exceed ten percent (10%) of estimated Operating Expense payments due from Tenant for such calendar year through the date of expiration or earlier termination of this Lease and any amounts so retained and not applied to such reconciliation shall be returned to Tenant within thirty (30) days after Landlord's delivery of the Statement for such calendar year), (ii) in the event Tenant fails to remove any signage required to be removed by Tenant pursuant to this Lease, any and all amounts reasonably estimated by Landlord to cover the anticipated costs to be incurred by Landlord to remove any signage provided to Tenant under this Lease and to repair any damage caused by such removal (in which case any excess amount so retained by Landlord shall be returned to Tenant within thirty (30) days after such removal and repair), and (iii) any and all amounts permitted by law or this Article 7. Tenant hereby waives any and all provisions of law, now or hereafter in effect in the State in which the Building is located or any local government authority or agency or any political subdivision thereof, that limit the types of defaults for which a landlord may claim sums from a security deposit, it being agreed that Landlord, in addition, may claim those sums specified in this Article7 above and/or those sums reasonably necessary to compensate Landlord for any other loss or damage caused by the acts or omissions of Tenant or any officer, employee, agent, contractor or invitee of Tenant. Tenant further covenants that it will not assign or encumber the money deposited herein as a Security Deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

            (f) the Security Deposit may be in the form of a letter of credit. In such event, Tenant, simultaneously with the execution of this Lease, shall deliver to Landlord (as beneficiary), and a copy to Landlord's attorney, a standby letter of credit ("Letter of Credit"), in form and content satisfactory to Landlord. The Letter of Credit shall be, among other things:

                  (1)   subject  to   International   Standby   Practices  1998,
                        International Chamber of Commerce Publication No. 590;

                  (2)   irrevocable and unconditional;

                  (3)   in the amount of the required Security Deposit;

                  (4) conditioned for payment solely upon presentation of the Letter of Credit and a sight draft certifying to the issuer of the Letter of Credit the existence of such grounds or circumstances upon which Landlord is permitted to make such draw, and

                  (5) transferable one or more times by Landlord without the consent of Tenant.

                  Tenant acknowledges and agrees that it shall pay upon Landlord's demand, as Additional Rent, any and all costs or fees charged in connection with the Letter of Credit that arise due to: (i) Landlord's sale or transfer of all or a portion of the Property, or (ii) the addition, deletion, or modification of any beneficiaries under the Letter of Credit. The Letter of Credit shall be issued by a member of the New York Clearing House Association or a commercial bank or trust company satisfactory to Landlord, having banking offices at which the Letter of Credit may be drawn upon in New Hampshire, Massachusetts or Connecticut and a net worth reasonably acceptable to Landlord. The Letter of Credit shall expire not earlier than 12 months after the date of delivery thereof to Landlord and shall provide that same shall be automatically renewed for successive 12 month periods through a date which is not earlier than 60 days after the expiration date, or any renewal or extension thereof, unless written notice of non-renewal has been given by the issuing bank to Landlord and Landlord's attorney by registered or certified mail, return receipt requested, not less than 60 days prior to the expiration of the current period. If the issuing bank does not renew the Letter of Credit, and if Tenant does not deliver a substitute Letter of Credit or cash in lieu thereof at least 30 days prior to the expiration of the current period, then in addition to its rights granted under this Lease, Landlord shall have the right to draw on the existing Letter of Credit and maintain such funds as a cash security deposit. With respect to draws on the Letter of Credit:

                  (x) Landlord may use, apply, or retain the proceeds of the Letter of Credit to the same extent that Landlord may use, apply, or retain the cash Security Deposit, as set forth above in this Section or elsewhere in this Lease;

                  (y) Landlord may draw on the Letter of Credit, in whole or in part, from time to time, at Landlord's election, to the same extent that Landlord may draw on the cash Security Deposit, as set forth above in this Section or elsewhere in this Lease; and

                  (z) If Landlord partially draws down the Letter of Credit, Tenant shall within ten (10) days after Landlord gives Tenant notice thereof, restore all amounts drawn by Landlord, or substitute cash security instead.

                  Tenant hereby agrees to cooperate, at its expense with Landlord to promptly execute and deliver to Landlord any and all modifications, amendments and replacements of the Letter of Credit, as Landlord may reasonably request to carry out the terms and conditions of this Section.

                  Notwithstanding anything set forth in this Lease to the contrary, provided that no more than one (1) monetary default beyond applicable cure periods has occurred in any Lease Year and provided no Event of Default has occurred and is continuing, Landlord shall (a) refund $75,000.00 of the Security Deposit if the same is provided in cash to Tenant or allow Tenant to replace the Letter of Credit with a Letter of Credit in the amount of $150,000.00 on or about July 1, 2007, (b) refund an additional $50,000.00 of the Security Deposit if the same is provided in cash to Tenant or allow Tenant to replace the Letter of Credit with a Letter of Credit in the amount of $100,000.00 on or about July 1, 2008 and
      (c) refund an additional $50,000.00 of the Security Deposit if the same is provided in cash to Tenant or allow Tenant to replace the Letter of Credit with a Letter of Credit in the amount of $50,000.00 on or about March 1, 2011. The remainder of such security deposit or such replacement Letter of Credit, from time to time, shall be subject to the provisions of this
      Article 7.

      23. Section 9 of the Lease is hereby deleted in its entirety and is replaced with the following:

            9. DELIVERY OF ADDITIONAL PREMISES TO TENANT;  TENANT  IMPROVEMENTS.
            Landlord  shall  deliver  the  Additional   Premises  to  Tenant  in
            accordance with the following schedule:

            Suites 301 (5,102 square feet) and 304 (2,249  square  feet):  three
            (3) business days after the full execution of the Fourth Amendment to Lease.

            Suites 302 (3,349 square feet) and 303 (2,708 square feet): October 1, 2005, subject to extension as provided below.

            On and after the dates specified above for delivery of the Additional Premises to Tenant, Tenant agrees to commence Tenant's Work (as hereinafter defined) and shall perform and complete all improvements to the Additional Premises and to the Original Premises (herein called "Tenant's Work") including, but not limited to, all improvements, work and requirements required of Tenant under the work letter attached hereto as Exhibit E. Tenant shall complete all of Tenant's Work in good and workmanlike manner, fully paid for and free from liens, in accordance with the plans and specifications approved by Landlord and Tenant as provided in Exhibit E, on or prior to January 1, 2006. Tenant shall also have the right during this period to come onto the Additional Premises to install its fixtures and prepare the Additional Premises for the operation of Tenant's business. Notwithstanding the fact that the foregoing activities may occur prior to the Rent Commencement Date, Tenant agrees that all of Tenant's obligations provided for in this Lease shall apply during any such period, with the exception of any obligation to pay Rent for the Additional Premises. In the event that Suites 302 or 303 are not delivered on or before October 1, 2005, Landlord shall have an additional ninety (90) days within which to deliver said premises and (i) the date upon which Base Rent shall commence and (ii) the expiration date of the term, shall be delayed by the number of days equal to the difference between October 1, 2005 and the actual date of delivery of said premises to Tenant. In the event that Suites 302 or 303 are not delivered within ninety (90) days of October 1, 2005 (the "Outside Delivery Date"), Tenant shall receive one day of free Monthly Base Rent on the undelivered suite(s) for each day between the Outside Delivery Date and the date of actual delivery.

      24. The Lease is hereby amended to substitute Exhibit C attached hereto for Exhibit E to the Lease.

      25. The  following  paragraphs  are  hereby  added to and made part of the
Lease:

            29.   Options to Extend Term

                  (a) Tenant shall have and is hereby granted the option to extend the Term hereof for two (2) additional periods of five (5) years (the "Extension Period"), provided (i) Tenant gives written notice to Landlord of Tenant's election of interest to exercise such extension option no earlier than fifteen (15), and no later than twelve (12) months, prior to the expiration of the last Lease Year of the Term; and (ii) no event of default has occurred and is continuing at the time of the exercise of such option or arises subsequent thereto, which event by notice and/or the passage of time would constitute a default by Tenant if not cured within the applicable cure period.

                  (b) All terms and conditions of this Lease,  including without limitation all provisions governing the payment of Additional Rent, shall remain in full force and effect during the Extension Period, except that no Construction Allowance shall be provided and Monthly Base Rent payable during the Extension Period(s) shall be the then-current fair market rental rate for renewal tenants with respect to comparable office space at the time of the exercise of the option granted herein, taking into account market concessions for renewals of existing leases in office buildings comparable to the Building, but in no event less than the fully escalated Monthly Base Rent, Operating Expenses and Taxes in effect for the last Lease Year of the Term (the "Option Rental Rate") and the Base Year for Taxes and Operating Expenses shall be the calendar year in which the Extension Period commences.

                  (c) Landlord shall provide Tenant notice of its  determination of the Option Rental Rate within fifteen (15) days after Tenant provides its written notice of interest to extend. Tenant shall have thirty (30) days from receipt of Landlord's determination to either
            (1) extend the Term of this Lease, (2) elect not to extend the Term of this Lease or (3) elect to extend the Term of this Lease in accordance with the provisions of subparagraph (d) below. In the event Tenant fails to elect any of the aforementioned three (3) options within said 30-day period, Tenant shall be deemed to have elected option (2).

                  (d) In the event Tenant  shall elect option 3 in  subparagraph
            (c) above, Landlord and Tenant shall negotiate in good faith to arrive at a mutually-agreeable Monthly Base Rent for the Extension Period, for a period of thirty (30) days after the date on which Landlord receives Tenant's written notice of Tenant's election pursuant to the preceding sentence. In the event Landlord and Tenant are unable to agree upon the Monthly Base Rent for such Extension Period within said thirty (30)-day period, then within five (5) days thereafter, Landlord and Tenant shall each simultaneously submit to the other in a sealed envelope its good faith estimate of the Option Rental Rate. If the higher of such estimates is not more than one hundred five percent (105%) of the lower of such estimates, then the Option Rental Rate shall be the average of the two estimates. If the matter is not resolved by the exchange of estimates, then the Option Rental Rate shall be determined as follows: each of Landlord and Tenant shall select a licensed real estate broker, and the two (2) brokers so selected shall jointly select a third (3rd) broker. Each broker so selected shall be licensed in the State of New Hampshire as a real estate broker specializing in the field of commercial office leasing in the Nashua, New Hampshire area, having no less than ten (10) years' experience in such field. Landlord and Tenant agree to make their appointments promptly within ten (10) days after the expiration of the thirty (30)-day period or sooner if mutually agreed upon. The two (2) brokers selected by Landlord and Tenant shall promptly select the third (3rd) broker within ten (10) days after they both have been appointed. Once the third broker has been selected as provided for above, then, as soon thereafter as practicable, but in any case within fourteen (14) days after his or her appointment, said broker shall determine the Option Rental Rate by selecting either the Landlord's estimate of Option Rental Rate or the Tenant's estimate of Option Rental Rate. There shall be no discovery or similar proceedings. The broker's decision as to which estimate of Option Rental Rate shall be the Option Rental Rate for the Extended Term shall be rendered in writing to both Landlord and Tenant and shall be final and binding upon them and shall be the Base Rent for the Extension Period. The costs of the broker will be equally divided between Landlord and Tenant. Any fees of any counsel engaged by Landlord or Tenant, however, shall be borne by the party that retained such counsel.

                  (e) The parties  shall  execute an  amendment  modifying  this
            Lease to set forth the Monthly Base Rent for the Premises during the Extension Period within ten (10) days of the parties' agreement or, in the alternative, within ten (10) days of the brokers' determination, of the Monthly Base Rent for the Extension Period.

            30.   Right of First Offer

                  A. During the period commencing on the date hereof and continuing until the expiration of the initial Term of this Lease, provided that this Lease is in full force and effect and that no default shall exist under this Lease (both at the time of the exercise of the right(s) described herein and on the date of entry into the agreement incorporating the Offer Space (as hereinafter defined), Tenant shall have the right at the expiration of the term of any lease in respect of the Offer Space, (the "Right of First Offer") to lease all or any portion of the Building on the first occasion that such area "becomes available". For purposes of this Section, Offer Space shall be deemed to "become available" when the lease or other occupancy agreement for the current occupant of the space expires or is otherwise terminated.

                  B. Notwithstanding anything set forth in this Section to the contrary, Offer Space shall not be deemed to "become available" if the space is:

            (i) Assigned or subleased by the current tenant of the space; or

            (ii) Re-leased by the current tenant of the space by renewal, extension, or renegotiation (whether or not an express renewal option is afforded to such tenant under the terms of its lease); or

            (iii) Not leased to a tenant as of the date of this Lease (until that space is leased, and then subsequently "becomes available"); or

            (iv) Subject to an existing right of first offer of another tenant in the Building.

                  Subject to the  foregoing,  at such time as all or any portion of the Building becomes available (the "Offer Space"), Landlord shall furnish to Tenant a notice (the "First Offer Proposal"). Tenant shall have the option, exercisable by notice delivered to Landlord within ten (10) business days after Tenant's receipt or refusal of receipt of Landlord's First Offer Proposal, TIME BEING OF THE ESSENCE, to notify Landlord that it is interested in the Offer Space. If Tenant timely delivers to Landlord written notice of Tenant's exercise of the Right of First Offer for the Offer Space, then Landlord and tenant shall have twenty (20) business days to negotiate and agree upon a letter of intent for said Offer Space and an additional ten (10) business days to enter into a binding amendment memorializing the same (said 20 - and 10 - day periods hereinafter collectively referred to as the "Negotiation Period"). If Tenant declines or fails to timely exercise its Right of First Offer or if either the letter of intent or the amendment referred to in the immediately preceding sentence is not timely completed, Landlord shall thereafter be free to lease the Offer Space without regard to the restrictions contained herein and on such terms and conditions as Landlord may decide in its sole discretion provided, however, that Landlord shall not lease the Offer Space for less than 90 percent of the rent specified in Landlord's final written proposal during the Negotiation Period. The Right of First Offer is only available to Tenant upon the occasion that Offer Space "becomes available" and Tenant recognizes and agrees that it shall have no further right to lease such Offer Space until it once again becomes available, subject to the terms hereof.

                  C. This Right of First  Offer is  personal to Tenant and shall become null and void upon the occurrence of an assignment of the Lease or subletting of all or any portion of the Premises in accordance with the terms of this Lease other than transfers to companies affiliated with Tenant, its parent corporation, successors by merger or purchasers of all or substantially all of Tenant's assets.

                  D. Notwithstanding  anything contained to the contrary herein, in the event Tenant elects to exercise the Right of First Offer at any time during the last three (3) years of the initial term of this Lease, such exercise shall also constitute Tenant's election to exercise its first Extension option pursuant to Section 29 herein without any further action required. In the event that the First Offer Proposal is furnished to Tenant during the last three (3) years of the initial term of this Lease, said First Offer Proposal shall contain the following statement: "PLEASE BE

            ADVISED THAT TENANT'S EXERCISE OF THIS RIGHT OF FIRST OFFER SHALL, WITHOUT ANY FURTHER ACTION, CONSTITUTE TENANT'S ELECTION TO EXERCISE ITS FIRST EXTENSION OPTION PURSUANT TO SECTION 29 OF THE LEASE."

                  31. Parking. (a) Landlord hereby grants to Tenant the right, in common with others authorized by Landlord, to use the parking facilities appurtenant to the Building, if any, and to use no more than the number of parking spaces made available to Tenant as set forth in Section 2(w) notwithstanding the number of Tenant's employees, customers or invitees. Landlord shall have the right, at Landlord's sole election, to change said types, sizes, configuration, and locations from time to time; provided, however, such designation shall be uniformly applied and shall not unfairly favor any tenant in the Building.

                  (b) If requested by Landlord,  Tenant shall notify Landlord of the license plate number, year, make and model of the automobiles entitled to use the parking facilities and if requested by Landlord, such automobiles shall be identified by automobile window stickers provided by Landlord, and only such designated automobiles shall be permitted to use the parking facilities. At Landlord's sole election, Landlord may make validation stickers available to Tenant for any such additional parking spaces, provided, however, if Landlord makes validation stickers available to any other tenant in the Building, Landlord shall make such validation stickers available to Tenant. In the event Tenant exceeds the number of allotted parking spaces set forth in Section 2(w) or if Landlord has instituted a window sticker or other parking procedure and Tenant's employees, customers or invitees do not comply with any such procedure, then in any of such events, Landlord shall be entitled to, without any liability to Tenant, its employees, customers or invitees, remove any vehicles not complying with Landlord's procedures or parking in excess of such allotted number of spaces. Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the parking facility for purposes of permitting or facilitating construction, alteration or improvement provided Landlord provides reasonably adequate substitute parking in the event said actions unreasonably interfere with Tenant's parking privileges granted herein. Landlord may delegate its responsibilities hereunder to a parking operator or a lessee of the parking facility in which case such parking operator or lessee shall have all the rights of control attributed hereby to the Landlord.

                  (c) Tenant may not assign,  transfer,  sublease  or  otherwise alienate the use of the parking facilities without Landlord's prior written consent.

                  32.   Anti-Terrorism Representation.

                  (1)   Tenant certifies that:

                        (a) It is not acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order or the United States Treasury Department as a terrorist, "Specially Designated National and Blocked Person," or other banned or blocked person, entity, nation, or transaction pursuant to any law, order, rule, or regulation that is enforced or administered by the Office of Foreign Assets Control; and

                        (b) It is not engaged in this transaction, directly or indirectly on behalf of, or instigating or facilitating this transaction, directly or indirectly on behalf of, any such person, group, entity, or nation.

                  (2) Tenant hereby agrees to defend, indemnify, and hold harmless Landlord from and against any and all claims, damages, losses, risks, liabilities, and expenses (including attorney's fees and costs) arising from or related to any breach of the foregoing certification.

                  33.   ERISA Representation.

      Tenant will not use the assets of an employee  benefit  plan as defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and covered under Title I, Part 4 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, in the performance, discharge or satisfaction of any of its obligations under this Lease such that it would constitute a "prohibited transaction" under ERISA. Tenant shall not assign its interest hereunder to any person or entity which does not expressly make this covenant and warranty for the benefit of Landlord.

      26. Relocation of Ameriquest Mortgage Company, Key Commerce, and Hewlett-Packard. Landlord and Tenant hereby acknowledge that Ameriquest Mortgage Company, Key Commerce and Hewlett-Packard (collectively, the "Relocation Tenants") currently occupy the Additional Premises and need to be relocated to other premises within the Building. Landlord and Tenant hereby further acknowledge that Landlord will be solely responsible for, and Tenant will have no obligation to contribute to, the cost of such relocations. In the event that Landlord has not procured agreements with the Relocation Tenants, satisfactory to Landlord, in its sole and absolute discretion, to accomplish the foregoing on or before October 1, 2005, Landlord or Tenant shall have the right to declare this Amendment terminated and of no further force or effect upon notice to the other.

      27. Lease Guaranty. Tenant acknowledges that as a material inducement to Landlord to enter into this Amendment, Tenant shall deliver to Landlord, simultaneously with execution of this Amendment by Tenant, the unconditional and unlimited guaranty by Curative Health Services, Inc. ("Guarantor") of all of the obligations of Tenant under the Lease, the form of which guaranty is attached hereto as Exhibit D and made a part hereof (the "Guaranty"). It shall be an Event of Default by Tenant under the Lease, if the Guaranty does not remain in full force and effect throughout the Term of the Lease or in the event of a breach of any of the obligations of Guarantor under the Guaranty, without the necessity of notice by Landlord to Tenant or any other action by Landlord.

      IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to Lease as of the day and year first above written.

                                       LANDLORD:

                                       BROOKHAVEN (NASHUA), LLC,
                                       a Delaware limited liability company

                                       By: CORNERSTONE REAL ESTATE
                                           ADVISERS LLC,
                                           its authorized agent

                                       By:   /s/ David M. Romano
                                             ------------------------------

                                       Name:  David M. Romano
                                              -----------------------------

                                       Title: Vice President
                                              -----------------------------

                                       Date:  8/26/05
                                              -----------------------------

                                       TENANT:

                                       CRITICAL CARE SYSTEMS, INC.,
                                       a Delaware corporation

                                       By:    /s/ John C. Prior
                                              -----------------------------

                                       Name:  John C. Prior
                                              -----------------------------

                                       Title: C.O.O.
                                              -----------------------------

                                       Date:  7/18/05
                                              -----------------------------

                                    EXHIBIT A

                               Additional Premises

                                    EXHIBIT B

                                  The Premises

                                    EXHIBIT C

                              Tenant's Work Letter

This Tenant Work Letter shall set forth the terms and conditions relating to the renovation of the tenant improvements in the Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the renovation of the Premises, in sequence, as such issues will arise.

                                    SECTION 1

                 LANDLORD'S INITIAL CONSTRUCTION IN THE PREMISES

Landlord has constructed, at its sole cost and expense, the base, shell and core
(i) of the Premises, and (ii) of the floor of the Building on which the Premises is located (collectively, the "Base, Shell and Core"). Tenant has inspected and hereby approves the condition of the Base, Shell and Core, and agrees that the Base, Shell and Core shall be delivered to Tenant in its current "as-is" condition. The improvements to be initially installed in the Premises shall be designed and constructed pursuant to this Tenant Work Letter. Any costs of initial design and construction of any improvements to the Premises shall be a "Construction Allowance Item", as that term is defined in Section 2.2 of this Tenant Work Letter.

                                    SECTION 2

                                  IMPROVEMENTS

      2.1 Construction Allowance. Tenant shall be entitled to a one-time improvement allowance (the "Construction Allowance") in the amount of FOUR HUNDRED FIFTY THOUSAND AND 00/100 ($450,000.00) DOLLARS for the costs relating to the initial design and construction of Tenant's improvements which are permanently affixed to the Premises (the "Tenant Improvements"). In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Construction Allowance and in no event shall Tenant be entitled to any credit for any unused portion of the Construction Allowance not used by Tenant within ninety (90) days following the Additional Premises Rent Commencement Date.

      2.2 Disbursement of the Improvement Allowance. Subject to the conditions of Section 6.4 and except as otherwise set forth in this Tenant Work Letter, the Construction Allowance shall be disbursed by Landlord (each of which disbursements shall be made within fifteen [15] business days after a written request for such disbursement has been submitted by Tenant to Landlord in form and substance reasonably satisfactory to Landlord) for costs related to the construction of the Improvements and for the following items and costs (collectively, the "Construction Allowance Items"): (i) payment of the fees of the "Architect" and the "Engineers," as those terms are defined in Section 3.1 of this Tenant Work Letter, and payment of the reasonable fees incurred by, and the reasonable cost of documents and materials supplied by, Landlord and Landlord's consultants in connection with the preparation and review of the "Construction Drawings," as that term is defined in Section 3.1 of this Tenant Work Letter; (ii) the cost of permits, construction supervision fees and the cost of installing data and voice cabling throughout the Premises; (iii) the cost of any changes in the Base, Shell and Core required by the Construction Drawings; and (iv) the cost of any changes to the Construction Drawings or Tenant Improvements required by applicable building codes (the "Code"). However, in no event shall more than Three and 00/100 Dollars ($3.00) per usable square foot of the Construction Allowance be used for the items described in (i) and
(ii) above; any additional amount incurred as a result of (i) and (ii) above shall be deemed to constitute an Over-Allowance Amount.

2.3 Standard Improvement Package. Landlord has established specifications (the "Specifications") for the Building standard components to be used in the construction of the Tenant Improvements in the Premises (collectively, the "Standard Improvement Package"), which Specifications are available upon request. The quality of Tenant Improvements shall be equal to or of greater quality than the quality of the Specifications, provided that Landlord may, at Landlord's option, require the Tenant Improvements to comply with certain Specifications.

                                    SECTION 3

                              CONSTRUCTION DRAWINGS

3.1 Selection of Architect/Construction Drawings. Tenant shall retain an architect/space planner designated by Landlord (the "Architect") to prepare the "Construction Drawings," as that term is defined in this Section 3.1. Tenant shall also retain the engineering consultants designated by Landlord (the "Engineers") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC and lifesafety work of the Tenant Improvements. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings." All Construction Drawings shall comply with the drawing format and specifications as reasonably determined by Landlord, and shall be subject to Landlord's reasonable approval. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings.

3.2 Final Space Plan. On or before the date set forth in Schedule 1, attached hereto, Tenant and the Architect shall prepare the final space plan for the Tenant Improvements in the Premises (collectively, the "Final Space Plan"), which Final Space Plan shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein, and shall deliver the Final Space Plan to Landlord for Landlord's reasonable approval.

3.3 Final Working Drawings. On or before the date set forth in Schedule 1, Tenant, the Architect and the Engineers shall complete the architectural and engineering drawings for the Premises, and the final architectural working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") and shall submit the same to Landlord for Landlord's reasonable approval.

3.4 Permits. The Final Working Drawings shall be approved by Landlord (the "Approved Working Drawings") prior to the commencement of the construction of the Tenant Improvements. Tenant shall cause the Architect to immediately submit the Approved Working Drawings to the appropriate municipal authorities for all applicable building permits necessary to allow "Contractor," as that term is defined in Section 4.1, below, to commence and fully complete the construction of the Tenant Improvements (the "Permits"). No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

3.5 Time Deadlines. Tenant and Landlord shall use their respective best, good faith efforts and all due diligence to cooperate with the Architect and the Engineers to complete all phases of the Construction Drawings and the permitting process and to receive the permits, and with Contractor for approval of the "Cost Proposal," as that term is defined in Section 4.2 of this Tenant Work Letter, as soon as possible after the execution of the Lease, and, in that regard, Landlord and Tenant shall meet on a scheduled basis as reasonably necessary to discuss their respective obligations and progress in connection with the same. The applicable dates for approval of items, plans and drawings as described in this Section 3, Section 4 below, and in this Tenant Work Letter are set forth and further elaborated upon in Schedule 1 (the "Time Deadlines"), attached hereto. Tenant and Landlord agree to comply with the Time Deadlines.

                                    SECTION 4

                        CONSTRUCTION OF THE IMPROVEMENTS

4.1 Contractor. The contractor which shall construct the Tenant Improvements shall be a contractor designated by Tenant and agreed to by Landlord. The contractor selected may be referred to herein as the "Contractor".

4.2 Cost Proposal. After the Approved Working Drawings are signed by Landlord and Tenant, Tenant shall provide Landlord with a cost proposal in accordance with the Approved Working Drawings, which cost proposal shall include, as nearly as possible, the cost of all Construction Allowance Items to be incurred by Tenant in connection with the construction of the Tenant

Improvements (the "Cost Proposal"). Landlord shall approve and return the Cost Proposal to Tenant within three (3) business days of the receipt of the same, and upon receipt of the same by Tenant, Tenant and the Contractor shall be released by Landlord to purchase the items set forth in the Cost Proposal and to commence the construction relating to such items. The date by which Landlord must approve and deliver the Cost Proposal to Tenant shall be known hereafter as the "Cost Proposal Delivery Date".

4.3 Construction of Tenant Improvements by Contractor under the Supervision of Landlord.

                  4.3.1 Over-Allowance Amount. On the Cost Proposal Delivery Date, Tenant shall deliver to Landlord an amount (the "Over-Allowance Amount") equal to the difference between (i) the amount of the Cost Proposal and (ii) the amount of the Construction Allowance (less any portion thereof already disbursed by Landlord, or in the process of being disbursed by Landlord, on or before the Cost Proposal Delivery Date). The Over-Allowance Amount shall be held in escrow by Landlord and shall be disbursed by Landlord subsequent to the disbursement of the entire Construction Allowance. Such disbursement shall be pursuant to the same procedure as the Construction Allowance. In the event that, after the Cost Proposal Delivery Date, any revisions, changes, or substitutions shall be made to the Construction Drawings or the Tenant Improvements, Tenant will deposit with Landlord an amount equal to any estimated additional costs which are anticipated to arise in connection with such revisions, changes or substitutions immediately upon acceptance of such revisions, changes or substitutions by Landlord. Such additional Over-Allowance Amount shall be held by Landlord as an addition to the Over-Allowance Amount and disbursed by Landlord in accordance with this section 4.3. Within ten (10) days after Substantial Completion of the Tenant Improvements, satisfaction of all punch list items, and delivery of a final Mechanics Lien Waiver from the Contractor to the Landlord, Landlord will return to Tenant any portion of the Over-Allowance Amount remaining undisbursed.

                  4.3.2 Tenant's Retention of Contractor. Tenant shall independently retain Contractor to construct the Tenant Improvements in accordance with the Approved Working Drawings and the Cost Proposal subject to Landlord's prior approval of such Contractor.

                                    SECTION 5

                         COMPLETION OF THE IMPROVEMENTS

5.1 Substantial Completion. For purposes of this Lease, "Substantial Completion" of the Tenant Improvements in the Premises shall occur upon the completion of construction of the Tenant Improvements in the Premises pursuant to the Approved Working Drawings, with the exception of any punch list items and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant.

5.2 Delay of the Substantial Completion of the Premises caused by Tenant. Except as provided in this Section 5, the Commencement Date and Tenant's obligation to pay rent for the Premises shall occur as set forth in the Lease. However, if there shall be a delay or there are delays in the Substantial Completion of the Tenant Improvements in the Premises as a result of the following (collectively, "Tenant Delays"):

                  5.2.1 Tenant's failure to comply with the Time Deadlines;

                  5.2.2 Tenant's failure to timely approve any matter requiring Tenant's approval;

                  5.2.3 A breach by Tenant of the terms of this Tenant Work Letter or the Lease;

                  5.2.4 Changes in any of the Construction Drawings after disapproval of the same by Landlord because the same do not comply with Code or other applicable laws;

                  5.2.5 Tenant's request for changes in the Approved Working Drawings;

                  5.2.6 Tenant's requirement for extra ordinary or highly specialized materials, components, finishes or improvements, which are not available in a commercially reasonable time given the anticipated date of Substantial Completion of the Tenant Improvements in the Premises and which are different from, or not included in, the Standard Improvement Package; or

                  5.2.7 Any grossly negligent or unreasonable acts or omissions of Tenant, or its agents, or employees;

then, notwithstanding anything to the contrary set forth in the Lease or this Tenant Work Letter and regardless of the actual date of the Substantial Completion of Tenant Improvements in the Premises, the date of Substantial Completion thereof shall be deemed to be the date that Substantial Completion would have occurred if no Tenant Delay or Delays, as set forth above, had occurred.

5.3 Delay of the Substantial Completion of the Premises caused by Landlord. Except as provided in this Section 5, the Additional Premises Rent Commencement Date and Tenant's obligation to pay rent for the Premises shall occur as set forth in the Lease. However, if there shall be a delay or there are delays in the Substantial Completion of the Tenant Improvements in the Premises actually and to the extent caused as a result of the following (collectively, "Landlord Delays"):

                  5.3.1 Landlord's failure to comply with the Time Deadlines;

                  5.3.2 A breach by Landlord of the terms of this Tenant Work Letter or the Lease;

                  5.3.3 Any grossly negligent acts or omissions of Landlord, or its agents or employees;

then notwithstanding anything to the contrary set forth in the Lease or this Tenant Work Letter and regardless of the actual date of the Substantial

Completion of Tenant Improvements in Premises, (i) the Additional Premises Rent Commencement Date and (ii) the Expiration Date of the initial Term shall be delayed by the number of days equal to the difference between the later of October 1, 2005 or actual date of Substantial Completion and the date on which Substantial Completion would have occurred had there been no Landlord Delays (the "Landlord Delay Period"). In the event that the Tenant Improvements are not completed by January 1, 2006, as a result of Landlord Delays exceeding 90 days in the aggregate, then Tenant shall have the right to terminate the Fourth Amendment to Lease upon notice to Landlord within ten (10) business days thereafter and, in the event Tenant timely exercises its termination right, as aforesaid, the Fourth Amendment shall become null and void and the rights and obligations of Landlord and Tenant shall thereafter be governed exclusively by the Original Lease (as defined in the Fourth Amendment to Lease) as if the Fourth Amendment had never existed including, without limitation, the payment of Rent. In furtherance of the foregoing, in the event Tenant exercises its termination right, Tenant agrees to remit to Landlord all payments that would have been due pursuant to the Original Lease but were not paid as a result of Tenant's entering into the Fourth Amendment.

                                    SECTION 6

                                  MISCELLANEOUS

6.1 Tenant's Representative. Tenant has designated Eric Krause as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

6.2 Landlord's Representative. Prior to commencement of construction of the Tenant Improvements, Landlord shall designate a representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

6.3 Time of the Essence in This Tenant Work Letter. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days.

6.4 Conditions to the Disbursement of the Construction Allowance. So long as this lease is in full force and affect and an Event of Default pursuant to
Section 2.1 does not exist, landlord will disburse the Construction Allowance in accordance with the following:

      (i) up to a maximum of four hundred thousand dollars ($400,000) in accordance with section 2.2 of this tenant's work letter, and

      (ii) the balance of fifty thousand dollars ($50,000) in five annual equal installments of ten thousand dollars ($10,000) each, due and payable within 15 business days after the 12th, 24th, 36th, 48th and 60th lease month after the Additional Premises Rent Commencement Date.

                                   SCHEDULE 1

                                 TIME DEADLINES

Dates                         Actions to be Performed
-----                         -----------------------

A.    July 22, 2005           Tenant to deliver Final Space Plan for the third
                              (3rd) floor to Landlord.

B.    Completed               Tenant to deliver Final Space Plan for the fifth
                              (5th) floor to Landlord.

C.    August 1, 2005          Tenant to deliver Final Working Drawings for the
                              third (3rd) floor to Landlord.

D.    Completed               Tenant to deliver Final Working Drawings for the
                              fifth (5th) floor to Landlord.

E. Three (3) business days Landlord to approve Cost Proposal and return after the receipt of the Cost Proposal to Tenant. Cost Proposal by Landlord.

                                    EXHIBIT D

                                GUARANTY OF LEASE

      As consideration for the agreement of BROOKHAVEN (NAUSHUA), LLC ("Landlord") to enter into that certain lease dated as of August 4, 1996, as amended as more particularly set forth in a certain Fourth Amendment to Lease dated as of July 11, 2005 (collectively, the "Lease") between Landlord and Critical Care Systems, Inc. ("Tenant), the undersigned ("Guarantor") does hereby covenant and agree as follows:

A. The undersigned does hereby absolutely, unconditionally and irrevocably guarantee the full, faithful and timely payment and performance by Tenant of all of the payments, covenants and other obligations of Tenant under or pursuant to the Lease. If Tenant shall default at any time in the payment of any rent or any other sums, costs or charges whatsoever, or in the performance of any of the other covenants and obligations of Tenant, under or pursuant to the Lease, then the undersigned, at its expense, shall on demand of said Landlord fully and promptly, and well and truly, pay all rent, sums, costs and charges to be paid by Tenant, and perform all the other covenants and obligations to be performed by Tenant, under or pursuant to the Lease, and in addition shall on Landlord's demand pay to Landlord any and all sums due to Landlord, including (without limitation) all interest on past due obligations of Tenant, costs advanced by Landlord, and damages and all expenses (including attorneys' fees and litigation costs), that may arise in consequence of Tenant's default. The undersigned hereby waives all requirements of notice of the acceptance of this Guaranty and all requirements of notice of breach or non-performance by Tenant.

B. The obligations of the undersigned hereunder are independent of, and may exceed, the obligations of Tenant. A separate action or actions may, at Landlord's option, be brought and prosecuted against the undersigned, whether or not any action is first or subsequently brought against Tenant, or whether or not Tenant is joined in any such action, and the undersigned may be joined in any action or proceeding commenced by Landlord against Tenant arising out of, in connection with or based upon the Lease. The undersigned waives any right to require Landlord to proceed against Tenant to pursue any other remedy in Landlord's power whatsoever, any right to complain of delay in the enforcement of Landlord's rights under the Lease, and any demand by Landlord and/or prior action by Landlord of any nature whatsoever against Tenant, or otherwise.

C. This Guaranty shall remain and continue in full force and effect and shall not be discharged in whole or in part notwithstanding (whether prior or subsequent to the execution hereof) any alteration, renewal, extension, modification, amendment or assignment of, or subletting, concession, franchising, licensing or permitting under the Lease. Without limiting the foregoing, this Guaranty shall be applicable to any obligations of Tenant arising in connection with a termination of the Lease, whether voluntary or otherwise. The undersigned hereby waives notices of any of the foregoing, and agrees that the liability of the undersigned hereunder shall be based upon the obligations of Tenant set forth in the Lease as the same may be altered, renewed, extended, modified, amended or assigned. For the purpose of this Guaranty and the obligations and liabilities of the undersigned hereunder, "Tenant" shall be deemed to include any and all concessionaires, licensees, franchisees, department operators, assignees, subtenants, permittees or others directly or indirectly operating or conducting a business in or from the Premises, as fully as if any of the same were the named Tenant under the Lease.

D. The undersigned's obligations hereunder shall remain fully binding although Landlord may have waived one or more defaults by Tenant, extended the time of performance by Tenant, released, returned or misapplied under collateral at any time given as security for Tenant's obligations (including other guaranties) and/or released Tenant from the performance of its obligations under the Lease or terminated the Lease.

E. This Guaranty shall remain in full force and effect notwithstanding the institution by or against Tenant, of bankruptcy, reorganization, readjustment, receivership or insolvency proceedings of any nature, or the disaffirmance of the Lease in any such proceedings or otherwise.

F. If this Guaranty is signed by more than one party, or if more than one Guaranty shall be given as security for the performance of Tenant's obligations under the Lease, then the obligations of such parties and any other guarantors shall be joint and several, and the release of one of such guarantors shall not release any other of such guarantors.

G. This Guaranty shall be applicable to and binding upon the heirs, executors, administrators, representatives, successors and assigns of Landlord, Tenant and the undersigned. Landlord may, without notice, assign this Guaranty in whole or in part.

H. In the event that Landlord should institute any suit against the undersigned for violation of or to enforce any of the covenants or conditions of this Guaranty or to enforce any right of Landlord hereunder, or should the undersigned institute any suit against Landlord arising out of or in connection with this Guaranty, or should either party institute a suit against the other for a declaration of rights hereunder, or should either party intervene in any suit in which the other is a party to enforce or protect the intervening party's interest or rights hereunder, Landlord shall receive from the undersigned all costs and expenses paid or incurred by Landlord in connection therewith, including, without limitation, the fees of its attorney(s).

I. THE UNDERSIGNED HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PERSON OR ENTITY WITH RESPECT TO ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH: THIS GUARANTY, THE LEASE; ANY LIABILITY OR

OBLIGATION OF TENANT IN ANY MANNER RELATED TO THE PREMISES; ANY CLAIM OF INJURY OR DAMAGE IN ANY WAY RELATED TO THE LEASE OR THE PREMISES; ANY ACTION OR
OMISSION OF TENANT, ITS AGENTS, EMPLOYEES, CONTRACTORS, SUPPLIERS, SERVANTS, CUSTOMERS OR LICENSEES; OR ANY ASPECT OF THE USE OR OCCUPANCY OF, OR THE CONDUCT OF BUSINESS IN, ON OR FROM THE PREMISES. The undersigned shall not impose any counterclaim or counterclaims or claims for set-off, recoupment or deduction of rent in any action brought by Landlord against the undersigned under this Guaranty. The undersigned hereby waives both with respect to the Lease and with respect to this Guaranty, any and all rights which are waived by Tenant under the Lease, in the same manner as if all such waivers were fully restated herein. The liability of the undersigned under this Guaranty is primary and unconditional.

J. The undersigned shall not be subrogated, and hereby waives any and all rights of subrogation (if any), to any of the rights of Landlord under the Lease or otherwise, or to or in the Premises thereunder, which may arise by reason of any of the provisions of this Guaranty or by reason of the performance by the undersigned of any of its obligations hereunder. The undersigned shall look solely to Tenant for any recoupment of any payments made or costs or expenses incurred by the undersigned pursuant to this Guaranty.

K. Any default or failure by the undersigned to perform any of its obligations under this Guaranty shall be deemed to be an immediate default by Tenant under the Lease.

L. The execution of this Guaranty prior to execution of the Lease shall not invalidate this Guaranty or lessen the obligations of Guarantor(s) hereunder.

M. This Guaranty shall be governed by the laws of the State of New Hampshire (without giving effect to its rules governing conflicts of laws).

N. All notices or other communications to be provided pursuant to this Guaranty shall be in writing and shall be deemed to be properly served if sent by registered or certified mail or Federal Express or similar courier service with overnight delivery or via professional messenger service (with receipt therefor) or by certified or registered mail, return receipt requested.

      IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of July 11, 2005.


WITNESS:                                    GUARANTOR:

                                            CURATIVE HEALTH SERVICES, INC.
                                            A Minnesota corporation

By:   /s/ Robin J. Flynn                    By:   /s/ John C. Prior
      ---------------------------                 ------------------------------
Name: Robin J. Flynn                        Name: John C. Prior
      ---------------------------                 ------------------------------
                                            Title:     C.O.O.
                                                  ------------------------------